UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934 (Amendment No. __ )

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Microsoft Corporation

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on November 28, 2012.

Meeting Information

Meeting Type:

Annual Meeting

For holders as of:

September 14, 2012

Date: November 28, 2012 Time: 8:00 a.m. PT

Location: Meydenbauer Center

11100 NE 6th Street

Bellevue, Washington

Meeting live via the Internet-please visit

www.virtualshareholdermeeting.com/MSFT12.

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR code on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting. This notice also constitutes Notice of the 2012 Annual Meeting of Shareholders.

See proxy the materials reverse and side voting of this instructions notice to obtain .

ATTENTION: INVESTOR RELATIONS ONE MICROSOFT WAY

REDMOND, WA 98052

M50379-P30061

Microsoft

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT

ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit:

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Please make the request as instructed above on or before November 14, 2012 to facilitate timely delivery.

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Please Choose One of the Following Voting Methods

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VIEW MATERIALS & VOTE

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions.

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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M50380-P30061

Voting items

The Board of Directors recommends a vote “FOR” EACH

OF THE FOLLOWING NOMINEES, “FOR” PROPOSAL 10,

“FOR” PROPOSAL 11, “FOR” PROPOSAL 12 and

“AGAINST” PROPOSAL 13.

Election of Directors: (The Board recommends a vote

FOR this proposal)

1. Steven A. Ballmer 10. Advisory Vote on Named Executive Officer Compensation

(The Board recommends a vote FOR this proposal)

2. Dina Dublon 11. Approval of Employee Stock Purchase Plan

(The Board recommends a vote FOR this proposal)

3. William H. Gates lll

12. Ratification of Deloitte & Touche LLP as our independent auditor for fiscal year 2013

4. Maria M. Klawe (The Board recommends a vote FOR this proposal)

13. Shareholder Proposal – Adopt cumulative voting

5. Stephen J. Luczo (The Board recommends a vote AGAINST this proposal)

6. David F. Marquardt

7. Charles H. Noski

8. Helmut Panke

9. John W. Thompson

M50381-P30061

PLEASE INDICATE YOUR VOTING

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FORTHE SHAREHOLDER

MEETING TO BE HELD ON 11128112 FOR MICROSOFT CORPORATION

THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM “I”

MICROSOFT CORPORATION ANNUAL MEETING TO BE HELD ON 11/28/12 AT 08:00 A.M. PST -PROXY STATEMENT -ANNUAL REPORT

FOR HOLDERS AS OF 09/14/12 * ISSUER CONFIRMATION COPY - INFO ONLY *

INSTRUCTIONS FOR EACH PROPOSAL

2 1-0001

FOR AON ABS

FOR --->>> <. 0 0 0

0010113 FOR AON ABS

FOR --->>> 2. 0 0 0

0010113 FOR AON ABS

FOR --->>> 3.

0010113

0 0 0

FOR RON ABS 594918104

FOR --->>> 4. 0 0 0

0010113 FOR AON ABS

FOR - s. 0 0 0

0010113 r--~l

liBS PLACE”X HERE IF YOU PLAN TO ATTEND ! 1

FOR --->>> 8. 0 0 0 AND VOTEYOUR SHARES AT THE MEEllNG i ,... I

0010113

FOR AQN ASS

FOR --->>> 7.

0010113

Broadridg’

FOR M N ABS

FOR --->>> 8. 0 0 0

0010113 FOR AQN ABS

FOR --->>> 9.

0010113

O O 51MERCEDESWAY

FOR AQ(iN EDGEWOOD NY11717

FOR - ra 0 0 0

0029440

1. x- ELECTION OF DIRECTOR: STEVEN A. BALLMER ---------------------------),>>

2. *- ELECTION OF DIRECTOR: DINA DUBLON ---------------------------------)))

3. *- ELECTION OF DIRECTOR: UILLIAM H. GATES I11 ------------------------>>>

594918104

THIS SPACE INTENTIONALLY LEFT BLANK

THIS FORM IS PROVIDED FOR INFORMATIONAL

PURPOSES ONLY. PLEASE DO NOT USE I T FOR

VOTING PURPOSES.

4. *- ELECTION OF DIRECTOR: MARIA M. KLLWE ------------------------------rn

5. *- ELECTION OF DIRECTOR: STEPHEN J. LUCZO ---------------------------->>>

6. *- ELECTION OF DIRECTOR: DAVID F. HARPUARDT -------------------------->>>

2 -I -5

7. *- ELECTION OF DIRECTOR: CHARLES H. NOSKI ---------------------------->>>

8. *- ELECTION OF DIRECTOR: HELMUT PANKE --------------------------------,>,

9. *- ELECTION OF DIRECTOR: JOHN U. THOMPSON ---------------------------->>>

lo.*- ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION ------------->>>

(THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL)

FOR AON ABS

1l.r- APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN -------------------------->>>

(THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL)

FOR --->>> 44.

0020801

0 0 0

FOR AON ABS

FOR --->>> 12 0 0 0

MICROSOFT CORPORATION

0010200 ATTN: DENNIE KIMBROUGH

ONE MICROSOFT WAY

REDMOND, WA 98052-6399

12. - RATIFICATION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT AUDITOR -->>>

FOR FISCAL YEAR 2013

(THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL)

FOR *ON ASS

13 *- SHAREHOLDER PROPOSAL - ADOPT CUHULATIVE VOTING -------------------->>>

(THE BOARD RECOMMENDS A VOTE AGAINST THIS PROPOSAL)

AGN --->>> 43

0060206

0 0 0